FOR IMMEDIATE RELEASE

CONTACTS:
Investors — Scott Pond (801) 345-2657, spond@nuskin.com
Media — Kara Schneck (801) 345-2116, kschneck@nuskin.com

NU SKIN ENTERPRISES ANNOUNCES PRELIMINARY FOURTH-QUARTER RESULTS
Reschedules Fourth-Quarter Earnings Call
PROVO, Utah, Feb. 4, 2014 – Nu Skin Enterprises, Inc. (NYSE: NUS) today announced preliminary fourth-quarter results, with estimated revenue of $1.075 billion. Revenue was negatively impacted 4 percent by foreign currency fluctuations. Earnings per share for the quarter are estimated to be approximately $2.00 to $2.02.
"We are pleased with our 2013 results and are focused on sustaining growth in 2014," said Truman Hunt, chief executive officer. "Given the current review of our business in China and our desire to provide the most informed guidance possible, we are rescheduling our full earnings release and investor call to later in the month. We look forward to discussing our 2013 results and our business plan and guidance for 2014 at that time," concluded Hunt.
About Nu Skin Enterprises, Inc.
Nu Skin Enterprises, Inc. demonstrates its tradition of innovation through its comprehensive anti-aging product portfolio, independent business opportunity and corporate social responsibility initiatives. The company's scientific leadership in both skin care and nutrition has established Nu Skin as a premier anti-aging company. The company's anti-aging portfolio features the new ageLOC line of products including the ageLOC® TR90™ weight management and body shaping system, ageLOC® R2 nutritional supplement, and ageLOC® Transformation daily skin care system. A global direct selling company, Nu Skin operates in 53 markets worldwide and is traded on the New York Stock Exchange under the symbol 'NUS'. More information is available at http://www.nuskin.com.

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Nu Skin Fourth-Quarter Update
Feb. 4, 2014

Please Note: This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended that represent the company's current expectations and beliefs. All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws and include, but are not limited to, statements of management's expectations regarding the company's performance, initiatives and strategies; statements of current estimates of the company's revenue, earnings per share, foreign currency impact and other financial items; statements of management's expectations and plans related to the timing of the release of the company's full financial results for 2013 and guidance for 2014; statements of belief; and statements of assumptions underlying any of the foregoing. In some cases, you can identify these statements by forward-looking words such as "believe," "expect," "project," "anticipate," "estimate," "intend," "plan," "targets," "likely," "will," "would," "could," "may," "might," the negative of these words and other similar words.

The forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. These risks and uncertainties include, but are not limited to, the following:

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estimates and guidance concerning anticipated revenue, earnings per share and the impact of foreign currency are preliminary estimates, and actual results may differ from the estimates and guidance provided based on a number of factors, including higher than anticipated expenses, any penalties related to a review of the Company's business in China; changes in reserves, and year-end and other financial statement or audit adjustments;

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risks associated with rapid growth globally, which could strain our ability to effectively manage our operations, and result in, among other things, product delays or shortages, operating mistakes and errors, inadequate customer service, inappropriate claims or promotions by our sales force, and governmental inquires and investigations, all of which could harm our revenue and ability to generate sustained growth and result in unanticipated expenses; and

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risk that regulatory and media scrutiny and investigations in China, and any actions taken by the company or by regulators, could cause unanticipated delays in releasing full financial results for 2013 or make it more difficult to forecast 2014 results, and could negatively impact the company's revenue and business in this market, including the interruption of sales activities, loss of licenses, and the imposition of fines, and any other adverse actions or events.

The company's financial performance and the forward-looking statements contained herein are further qualified by a detailed discussion of associated risks set forth in the documents filed by the company with the Securities and Exchange Commission. The forward-looking statements set forth the company's beliefs as of the date that such information was first provided and the company assumes no duty to update the forward-looking statements to reflect any change except as required by law.

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